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                                                                  Exhibit 23(b)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-6359 and 33-57103) of Hunt Corporation of our report dated June 27, 2002 relating to the financial statements of the Hunt Corporation Savings Plan, which appears in this Form 10K/A, which is Amendment No. 1 to Hunt Corporation's Annual Report on Form 10-K.




Philadelphia, PA
June 27, 2002